Exhibit (l)(iii)

Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Michael F. Anderson

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Jennifer Kraus-Florin, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-207276

IN WITNESS WHEREOF, this 5 day of April, 2022

/s/Michael F. Anderson

Michael F. Anderson

Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Abigail R. Rodriguez

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Jennifer Kraus-Florin, each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-207276

IN WITNESS WHEREOF, this 5 day of April, 2022

/s/Abigail R. Rodriguez

Abigail R. Rodriguez

Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

William A. Karls

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Jennifer Kraus-Florin, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, and/or the Investment Company Act of 1940, as amended, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-207276

IN WITNESS WHEREOF, this 5 day of April, 2022

/s/William A. Karls

William A. Karls

Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

David L. Sweitzer

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Jennifer Kraus-Florin, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-207276

IN WITNESS WHEREOF, this 5 day of April, 2022

/s/David L. Sweitzer

David L. Sweitzer

Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove

Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Jennifer Kraus-Florin, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-207276

IN WITNESS WHEREOF, this 5 day of April, 2022

/s/Brian J. Borakove

Brian J. Borakove

Form N-4

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Paul D. Barbato

Secretary/Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Jennifer Kraus-Florin, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-207276

IN WITNESS WHEREOF, this 5 day of April, 2022

/s/Paul D. Barbato

Paul D. Barbato